UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

TRIPADVISOR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 21, 2018 TRIPADVISOR, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 23, 2018 Date: June 21, 2018 Time: 11:00 AM EDT Location: The Residence Inn 80 B Street Needham, MA 02494 BARCODE TRIPADVISOR, INC. 400 1ST AVENUE NEEDHAM, MA 02494 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 of 2 12 15 1234567 1234567 1234567 1234567 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000380678_1 R1.0.1.17

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 07, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only 0000380678_2 R1.0.1.17

Voting items The Board of Directors recommends you vote FOR the nominees listed below: 1. Election of Directors Nominees 01 Gregory B. Maffei 02 Stephen Kaufer 03 Jay C. Hoag 04 Dipchand (Deep) Nishar 05 Jeremy Phillips 06 Spencer M. Rascoff 07 Albert E. Rosenthaler 08 Robert S. Wiesenthal The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the appointment of KPMG LLP as TripAdvisor, Inc.s independent registered public accounting firm for the fiscal year ending December 31, 2018. 3. To approve the TripAdvisor, Inc. 2018 Stock and Annual Incentive Plan. 4. To approve (on an advisory basis) the compensation of our named executive officers. The Board of Directors recommends a vote in favor of 3 YEARS for proposal 5. 5. To vote on an advisory basis) on the frequency of future advisory resolutions to approve the compensation of TripAdvisor's named executive officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. BARCODE 23456789012 12345678901 123456789012 12345678901 123456789012 12345678901 123456789012 12345678901 123456789012 12345678901 12345678901 0000 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000380678_3 R1.0.1.17

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE 0000380678_4 R1.0.1.17